UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-02340

Montgomery Street Income Securities, Inc.
(Exact name of registrant as specified in charter)

225 West Wacker Drive, Suite 1200 Chicago, Illinois		60606
(Address of principal executive offices)		(Zip code)

Mark D. Nerud 225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 338-5801

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2013 – March 31, 2013

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5).  The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Schedule of Investments.

Montgomery Street Income Securities, Inc. (Unaudited)

Investment Portfolio

March 31, 2013

	Principal Amount ($)	Value ($)

Corporate Bonds (55.5%)

Consumer Discretionary 2.1%
COX Communications Inc., 6.25%, 06/01/18 (a)	263,000	320,355
CSC Holdings LLC, 8.63%, 02/15/19	2,000,000	2,400,000
NBCUniversal Media LLC, 2.88%, 04/01/16	300,000	316,061
TCI Communications Inc., 8.75%, 08/01/15	35,000	41,336
Time Warner Cable Inc., 8.25%, 04/01/19	290,000	377,500
Wynn Las Vegas LLC, 5.38%, 03/15/22	500,000	524,375
		3,979,627
Consumer Staples 1.7%
Altria Group Inc., 9.70%, 11/10/18 (b)	1,014,000	1,411,152
Altria Group Inc., 9.25%, 08/06/19 (b)	169,000	235,566
Kraft Foods Group Inc., 2.25%, 06/05/17	600,000	622,450
Kraft Foods Group Inc., 5.38%, 02/10/20	268,000	319,796
Mondelez International Inc., 5.38%, 02/10/20	244,000	290,306
Reynolds Group Issuer Inc., 7.13%, 04/15/19	300,000	322,125
		3,201,395
Energy 11.1%
AK Transneft OJSC Via TransCapitalInvest Ltd., 8.70%, 08/07/18	2,250,000	2,869,312
Anadarko Petroleum Corp., 6.45%, 09/15/36	800,000	983,258
BP Capital Markets Plc, 3.75%, 06/17/13	24,000	24,156
BP Capital Markets Plc, 3.63%, 05/08/14	521,000	538,231
Canadian Oil Sands Ltd., 7.75%, 05/15/19 (a)	1,000,000	1,260,469
Canadian Oil Sands Ltd., 4.50%, 04/01/22 (a)	1,000,000	1,078,273
Dolphin Energy Ltd., 5.50%, 12/15/21 (a)	800,000	925,000
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 04/01/20	1,000,000	1,211,693
Energy Transfer Partners LP, 8.50%, 04/15/14	161,000	173,301
Gazprom OAO Via Gaz Capital SA, 9.25%, 04/23/19 (a)	300,000	387,000
Midcontinent Express Pipeline LLC, 6.70%, 09/15/19 (c)	400,000	428,000
Novatek OAO via Novatek Finance Ltd., 6.60%, 02/03/21 (a)	800,000	928,000
OGX Austria GmbH, 8.38%, 04/01/22 (a)	800,000	604,000
Petrobras International Finance Co., 7.88%, 03/15/19	300,000	364,993
Petrobras International Finance Co., 5.38%, 01/27/21	1,100,000	1,186,892
Pioneer Natural Resources Co., 6.88%, 05/01/18	2,000,000	2,436,636
Pioneer Natural Resources Co., 7.20%, 01/15/28	200,000	260,142
Plains All American Pipeline LP, 8.75%, 05/01/19	1,000,000	1,354,727
Pride International Inc., 6.88%, 08/15/20	621,000	778,541
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.30%, 09/30/20	797,500	887,219
Rockies Express Pipeline LLC, 3.90%, 04/15/15 (a)	1,800,000	1,813,500
TNK-BP Finance SA, 7.88%, 03/13/18	500,000	600,000
Transcontinental Gas Pipe Line Co. LLC, 6.40%, 04/15/16	250,000	286,962
		21,380,305
Financials 31.5%
Abbey National Treasury Services Plc, 1.88%, 04/25/14 (d)	800,000	807,542
ABN Amro North American Holding Preferred Capital Repackage Trust I, 3.39% (callable at 100 beginning 12/07/13) (c) (e) (f)	1,000,000	1,000,000
Ally Financial Inc., 4.63%, 06/26/15	900,000	941,665
American Express Co., 6.15%, 08/28/17	500,000	598,101
American Express Credit Corp., 7.30%, 08/20/13	700,000	717,919
American International Group Inc., 8.25%, 08/15/18	500,000	647,756
Banco Bradesco SA, 2.39%, 05/16/14 (a) (d)	500,000	506,160
Banco de Credito del Peru, 4.25%, 04/01/23 (a)	200,000	199,384
Banco do Brasil SA, 6.00%, 01/22/20 (a)	500,000	573,750
Banco Santander Brasil SA, 4.50%, 04/06/15 (a)	600,000	624,000

See accompanying Notes to Investment Portfolio.

	Principal Amount ($)	Value ($)

Banco Santander Brasil SA, 4.50%, 04/06/15	300,000	312,000
Banco Santander Chile, 3.75%, 09/22/15 (a)	500,000	524,237
Banco Votorantim SA, 5.25%, 02/11/16 (a)	400,000	425,000
Bank of America Corp., 6.00%, 09/01/17	115,000	133,509
Banque PSA Finance SA, 2.18%, 04/04/14 (c) (d)	300,000	297,396
Banque PSA Finance SA, 3.88%, 01/14/15, EUR	100,000	129,368
Barclays Bank Plc, 10.18%, 06/12/21 (a)	1,400,000	1,875,118
BBVA Bancomer SA, 4.50%, 03/10/16 (a)	500,000	531,250
BBVA Bancomer SA, 6.50%, 03/10/21 (a)	400,000	454,000
BNP Paribas, 7.78% (callable at 100 beginning 07/02/18) (e) (f), EUR	500,000	701,815
BPCE SA, 2.05%, 02/07/14 (a) (d)	700,000	707,697
CBA Capital Trust II, 6.02% (callable at 100 beginning 03/15/16) (a) (e) (f)	200,000	208,000
Citigroup Inc., 6.01%, 01/15/15	2,200,000	2,382,219
Citigroup Inc., 8.50%, 05/22/19	1,235,000	1,645,326
Commonwealth Bank of Australia, 1.01%, 03/17/14 (a) (d)	200,000	201,394
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00% (callable at 100 beginning 06/30/19) (c) (e) (f)	1,000,000	1,337,500
Credit Agricole SA, 1.75%, 01/21/14 (c) (d)	400,000	403,205
DNB Bank ASA, 3.20%, 04/03/17 (a)	400,000	423,665
Export-Import Bank of Korea, 4.00%, 01/11/17	2,700,000	2,940,899
Export-Import Bank of Korea, 4.00%, 01/29/21	200,000	215,306
Ford Motor Credit Co. LLC, 1.38%, 08/28/14 (d)	200,000	199,943
Ford Motor Credit Co. LLC, 5.63%, 09/15/15	2,000,000	2,177,696
Ford Motor Credit Co. LLC, 2.50%, 01/15/16	200,000	203,869
Ford Motor Credit Co. LLC, 3.98%, 06/15/16	500,000	529,728
Goldman Sachs Group Inc., 5.95%, 01/18/18	650,000	757,837
Goldman Sachs Group Inc., 6.15%, 04/01/18	600,000	707,020
Goldman Sachs Group Inc., 6.00%, 06/15/20	2,000,000	2,360,430
HBOS Plc, 6.75%, 05/21/18 (a)	700,000	778,029
HSBC Bank Plc, 5.00%, 03/20/23 (d), GBP	500,000	818,364
HSBC Finance Corp., 6.68%, 01/15/21	300,000	355,001
ICICI Bank Ltd., 4.75%, 11/25/16 (a)	300,000	321,136
International Lease Finance Corp., 7.13%, 09/01/18 (a)	1,700,000	1,997,500
Intesa Sanpaolo SpA, 2.69%, 02/24/14 (a) (d)	800,000	804,629
IPIC GMTN Ltd., 5.88%, 03/14/21, EUR	200,000	309,325
JPMorgan Chase & Co., 6.30%, 04/23/19	2,500,000	3,053,527
JPMorgan Chase Bank NA, 6.00%, 10/01/17	600,000	706,769
Korea Exchange Bank, 3.13%, 06/26/17 (a)	400,000	419,784
Lazard Group LLC, 6.85%, 06/15/17	500,000	574,871
LBG Capital No.1 Plc, 7.87%, 08/25/20, GBP	1,000,000	1,587,835
LBG Capital No.1 Plc, 7.88%, 11/01/20 (c)	450,000	490,050
Merrill Lynch & Co. Inc., 6.88%, 04/25/18	2,400,000	2,896,848
Metropolitan Life Global Funding I, 1.03%, 01/10/14 (a) (d)	300,000	301,574
Morgan Stanley, 6.63%, 04/01/18	1,000,000	1,195,402
Morgan Stanley, 7.30%, 05/13/19	800,000	989,983
Morgan Stanley, 5.50%, 01/26/20	2,850,000	3,265,405
Rabobank Capital Funding Trust III, 5.25% (callable at 100 beginning 10/21/16) (c) (e) (f)	800,000	803,997
RCI Banque SA, 2.18%, 04/11/14 (a) (d)	600,000	599,819
Regions Financial Corp., 4.88%, 04/26/13	375,000	375,599
Russian Agricultural Bank OJSC Via RSHB Capital SA, 6.30%, 05/15/17	300,000	328,500
Sberbank of Russia Via SB Capital SA, 5.50%, 07/07/15	700,000	748,790
Sberbank Via SB Capital SA, 5.40%, 03/24/17	1,200,000	1,296,000
Shinhan Bank, 4.13%, 10/04/16 (a)	200,000	217,592
SLM Corp., 3.88%, 09/10/15	1,000,000	1,041,288
SLM Corp., 8.45%, 06/15/18	500,000	592,500
Sydney Airport Finance Co. Pty Ltd., 5.13%, 02/22/21 (a) (b)	2,100,000	2,321,279
UBS AG Stamford, 5.88%, 12/20/17	175,000	207,565
USB Capital IX, 3.50% (callable at 100 beginning 02/07/13) (e) (f)	625,000	579,750
Ventas Realty LP, 3.13%, 11/30/15	100,000	105,706

See accompanying Notes to Investment Portfolio.

	Principal Amount ($)	Value ($)

Weyerhaeuser Co., 7.38%, 10/01/19	1,000,000	1,229,567
		60,715,688
Health Care 1.9%
Boston Scientific Corp., 6.40%, 06/15/16	1,200,000	1,370,701
HCA Inc., 6.50%, 02/15/20	2,000,000	2,256,250
		3,626,951
Industrials 1.0%
Asciano Finance Ltd., 5.00%, 04/07/18 (a)	300,000	329,113
Aviation Capital Group Corp., 7.13%, 10/15/20 (a)	600,000	681,352
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)	808,000	852,440
		1,862,905
Materials 2.6%
Anglo American Capital Plc, 9.38%, 04/08/14 (a)	543,000	586,211
Cliffs Natural Resources Inc., 5.90%, 03/15/20	900,000	960,137
Dow Chemical Co., 8.55%, 05/15/19 (b)	990,000	1,330,727
Georgia-Pacific LLC, 5.40%, 11/01/20 (a)	1,600,000	1,893,136
Rio Tinto Finance USA Ltd., 9.00%, 05/01/19 (b)	200,000	275,527
		5,045,738
Telecommunication Services 1.5%
British Telecommunications Plc, 1.41%, 12/20/13 (d)	400,000	403,132
Qtel International Finance Ltd., 4.75%, 02/16/21 (a)	300,000	334,500
Rogers Communications Inc., 7.50%, 03/15/15	179,000	201,679
Telecom Italia Capital SA, 4.95%, 09/30/14	500,000	517,856
Telefonica Emisiones SAU, 3.73%, 04/27/15	1,400,000	1,448,869
		2,906,036
Utilities 2.1%
Centrais Eletricas Brasileiras SA, 6.88%, 07/30/19	400,000	456,000
Duquesne Light Holdings Inc., 6.40%, 09/15/20 (a)	400,000	486,341
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20 (a)	1,000,000	1,125,000
Florida Power Corp., 5.80%, 09/15/17	195,000	231,843
Korea East-West Power Co. Ltd., 2.50%, 07/16/17 (a)	1,400,000	1,438,186
NRG Energy Inc. Term Loan, 3.25%, 07/01/18 (d)	197,000	199,463
Saudi Electricity Global Sukuk Co. 2, 5.06%, 04/08/43 (c)	200,000	200,420
		4,137,253
Total Corporate Bonds (cost $98,713,449)		106,855,898

Non-U.S. Government Agency Asset-Backed Securities 7.7%

Aegis Asset Backed Securities Trust REMIC, (2005, 3, M1), 0.67%, 08/25/35 (d)	1,049,061	987,388
Aircraft Certificate Owner Trust (insured by MBIA Assurance Corp.), (2003, 1A, D), 6.46%, 09/20/22 (a) (g)	14,187	14,400
American Airlines Pass-Through Trust, (2009, 1A), 10.38%, 07/02/19	531,324	553,905
American Airlines Pass-Through Trust, (2011, 2A), 8.63%, 10/15/21	1,880,263	1,960,174
Banc of America Funding Corp. REMIC, (2004, A, 1A3), 5.60%, 09/20/34 (d)	491,358	517,402
Banc of America Mortgage Securities Inc. REMIC, (2005, H, 2A5), 3.13%, 09/25/35 (d)	970,667	902,491
Bayview Commercial Asset Trust, Interest Only REMIC, (2007, 2A, IO), 4.70%, 07/25/37 (a) (d)	3,965,751	214,592
Bayview Commercial Asset Trust, Interest Only REMIC, (2007, 4A, IO), 3.89%, 09/25/37 (a) (d)	4,406,612	400,534
Bear Stearns Adjustable Rate Mortgage Trust REMIC, (2004, 6, 2A1), 3.14%, 09/25/34 (d)	635,140	593,497
Citigroup Mortgage Loan Trust Inc. REMIC, (2004, NCM2, 1CB2), 6.75%, 08/25/34	153,251	163,305
Continental Airlines Inc. Pass-Through Trust Class A, 9.00%, 07/08/16	1,660,249	1,911,445
Countrywide Alternative Loan Trust REMIC, (2004, 35T2, A4), 6.00%, 02/25/35	31,980	32,493
Countrywide Alternative Loan Trust REMIC, (2006, 0A10, 4A1), 0.39%, 08/25/46 (d)	42,567	30,190
Credit Suisse First Boston Mortgage Securities Corp. REMIC, (2004, AR8, 2A1), 2.80%, 09/25/34 (d)	1,070,011	1,086,109
Credit-Based Asset Servicing and Securitization LLC REMIC, (2006, SC1, A), 0.47%, 05/25/36 (a) (d)	81,878	72,119
Galaxy CLO Ltd., (2005, 4A, A1VB), 0.58%, 04/17/17 (a) (d)	130,715	130,606

See accompanying Notes to Investment Portfolio.

	Contracts/ Principal Amount ($)	Value ($)

Holmes Master Issuer Plc, (2011, 1A, A3), 1.55%, 10/15/54 (a) (d), EUR	641,343	829,573
Indymac Index Mortgage Loan Trust REMIC, 0.50%, 07/25/35 (d)	57,478	47,899
Inwood Park CDO Ltd., 0.53%, 01/20/21 (a) (d)	249,647	247,328
Nationstar NIM Ltd. Trust, (2007, A, A), 9.79%, 03/25/37 (h) (i)	22,008	—
Truman Capital Mortgage Loan Trust REMIC, (2006, 1, A), 0.46%, 03/25/36 (a) (d)	1,390,268	1,123,581
United Air Lines Inc. 2009-1 Pass-Through Trust, 10.40%, 11/01/16	1,271,527	1,462,256
Washington Mutual Mortgage Pass-Through Certificates REMIC, (2005, AR16, 1A3), 2.49%, 12/25/35 (d)	1,320,000	1,225,839
Wells Fargo Mortgage Backed Securities Trust REMIC, (2006, 1, A3), 5.00%, 03/25/21	266,568	273,531
Total Non-U.S. Government Agency Asset-Backed Securities (cost $14,906,277)		14,780,657

Government and Agency Obligations 34.7%

Government Securities 16.5%

Sovereign 5.8%
Banco Nacional de Desenvolvimento Economico e Social, 5.50%, 07/12/20 (a)	400,000	451,000
Italy Buoni Poliennali Del Tesoro, 4.75%, 06/01/17, EUR	4,500,000	6,062,644
Spain Government Bond, 4.25%, 10/31/16, EUR	3,600,000	4,731,565
		11,245,209
Treasury Inflation Index Securities 0.3%
Australian Government Treasury Inflation Indexed Bond, 4.00%, 08/20/20 (j), AUD	300,000	599,094

U.S. Treasury Securities 10.3%
U.S. Treasury Bond, 5.50%, 08/15/28 (k)	1,700,000	2,356,625
U.S. Treasury Bond, 4.25%, 11/15/40 (k)	2,850,000	3,504,163
U.S. Treasury Bond, 4.38%, 05/15/41 (k)	100,000	125,453
U.S. Treasury Bond, 3.13%, 02/15/42 (k)	1,700,000	1,708,500
U.S. Treasury Note, 0.25%, 01/31/14	200,000	200,164
U.S. Treasury Note, 1.25%, 03/15/14	100,000	101,031
U.S. Treasury Note, 0.25%, 03/31/14	200,000	200,148
U.S. Treasury Note, 1.75%, 03/31/14	1,900,000	1,929,762
U.S. Treasury Note, 2.00%, 02/15/22	5,200,000	5,345,845
U.S. Treasury Note, 1.63%, 08/15/22	4,500,000	4,441,991
		19,913,682

U.S. Government Agency Mortgage-Backed Securities 18.3%

Federal Home Loan Mortgage Corp. 0.0%
Federal Home Loan Mortgage Corp. REMIC, 7.00%, 08/15/21	11,988	13,706

Federal National Mortgage Association 18.3%
Federal National Mortgage Association, 5.50%, 01/01/37	17,408,173	19,224,103
Federal National Mortgage Association, 5.50%, 08/01/37	14,452,702	15,914,683
		35,138,786
Total Government and Agency Obligations (cost $66,849,536)		66,910,477

Purchased Options 0.1%
Interest Rate Put Swaption, 3 month LIBOR versus 3.45% fixed, Expiration 09/21/15, BBP	22	179,230
Total Purchased Options (cost $174,446)		179,230

Short Term Investments 1.4%

Commercial Paper 1.0%
Itau Unibanco NY, 0.01%, 03/03/14	2,000,000	1,988,957

See accompanying Notes to Investment Portfolio.

	Principal Amount ($)	Value ($)

Repurchase Agreements 0.4%

Repurchase Agreement with J.P. Morgan Securities LLC, 0.20%, (Collateralized by $720,000 Federal Home Loan Mortgage Corp., 2.21%, due 12/05/2022, value $712,505) acquired 03/27/2013, due 04/01/2013 at $700,016	700,000	700,000
Total Short Term Investments (cost $2,675,137)		2,688,957

Total Investments - 99.4% (cost $183,318,845)		191,415,219

Total Forward Sales Commitments-(14.4%) (proceeds $27,742,656)		(27,810,938)
Other Assets and Liabilities, Net 15.0%		28,885,009
Total Net Assets - 100%		$192,489,290

Forward Sales Commitments (14.4%)

U.S. Government Agency Mortgage-Backed Securities (14.4%)
Federal National Mortgage Association, 5.50%, 04/15/43	(25,500,000)	(27,810,938)
Total Forward Sales Commitments (cost $27,742,656)		(27,810,938)

(a)

Rule 144A, Section 4(2) of the Securities Act of 1933 or other security which is restricted to resale to institutional investors. The Fund’s investment adviser has deemed these securities to be liquid based on procedures approved by the Fund’s Board of Directors. As of March 31, 2013, the aggregate value of Rule 144A or Section 4(2) liquid securities was $33,220,470 (17.3% of net assets).

(b)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(c)

Rule 144A, Section 4(2) of the Securities Act of 1933 or other security which is restricted to resale to institutional investors. The Fund’s investment adviser has deemed these securities to be illiquid based on procedures approved by the Fund’s Board of Directors. See Restricted Securities in the Notes to Investment Portfolio.

(d)	Floating rate note. Floating rate notes are securities whose yields vary with a designated market index or market rate. Rate stated was in effect as of March 31, 2013.
(e)	Perpetual maturity security.
(f)	Interest rate is fixed until stated call date and variable thereafter.
(g)

Security fair valued in good faith in accordance with the procedures approved by the Fund’s Board of Directors. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurements and Disclosures” in these Notes to Investment Portfolio.

(h)	Security is in default relating to principal and/or interest.
(i)	Non-income producing security.
(j)	Treasury inflation indexed note. Par amount is not adjusted for inflation.
(k)	All or a portion of the security is pledged or segregated as collateral.

Currencies:

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CNY - Chinese Yuan

EUR - European Currency Unit (Euro)

GBP - British Pound

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

NOK - Norwegian Krone

SGD - Singapore Dollar

USD - United States Dollar

ZAR - South African Rand

Abbreviations:

CDX.NA.IG - Credit Derivatives Index - North American - Investment Grade

EURIBOR - Europe Interbank Offered Rate

LIBOR - London Interbank Offered Rate

MBIA - Municipal Bond Investors Assurance

NIM - Net Interest Margin

REMIC - Real Estate Mortgage Investment Conduit

Counterparty Abbreviations:

BBP - Barclays Bank PLC

BCL - Barclays Capital Inc.

BOA - Bancamerica Securities/Bank of America NA

GSB - Goldman Sachs Bank USA

GSC - Goldman Sachs & Co.

GSI - Goldman Sachs International

See accompanying Notes to Investment Portfolio.

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Investment Portfolio

March 31, 2013

Restricted Securities.  Restricted securities are purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933, as amended.  The following table consists of Rule 144A securities held by Montgomery Street Income Securities Inc. (the “Fund”) at March 31, 2013 that have been deemed illiquid by the Fund’s investment adviser.

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
ABN Amro North American Holding Preferred Capital Repackage Trust I , 3.39% (callable at 100 beginning 12/07/13)	03/31/2010	$861,850	$1,000,000	0.5%
Banque PSA Finance SA , 2.18%, 04/04/14	03/29/2011	300,000	297,396	0.2
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA , 11.00% (callable at 100 beginning 06/30/19)	03/30/2010	1,177,584	1,337,500	0.7
Credit Agricole SA , 1.75%, 01/21/14	01/14/2011	400,000	403,205	0.2
LBG Capital No.1 Plc , 7.88%, 11/01/20	03/25/2010	414,556	490,050	0.3
Midcontinent Express Pipeline LLC , 6.70%, 09/15/19	12/23/2010	424,660	428,000	0.2
Rabobank Capital Funding Trust III , 5.25% (callable at 100 beginning 10/21/16)	03/25/2010	727,577	803,997	0.4
Saudi Electricity Global Sukuk Co. 2 , 5.06%, 04/08/43	03/27/2013	200,000	200,420	0.1
		$4,506,227	$4,960,568	2.6%

Security Valuation.  Under the Fund’s valuation policy and procedures, the Fund’s Board of Directors (the “Board”) has delegated the daily operational oversight of the securities valuation function to Jackson Fund Services (“JFS” or “Administrator”), a division of Jackson National Asset Management, LLC.  The Board has delegated to the Pricing Committee of JFS (“Pricing Committee”), the authority to approve determinations of fair valuations of securities for which market quotations are not readily available as well as to supervise JFS in the performance of its responsibilities pursuant to the valuation policy and procedures.  The Pricing Committee consists of the Fund’s Chief Executive Officer, Chief Financial Officer and Chief Compliance Officer.  For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available.  The Pricing Committee’s fair valuation determinations are subject to review by the Chair of the Fund’s Valuation Committee on a monthly basis and the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Investments are stated at value determined as of the close of regular trading (generally, 4:00 PM Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the exchange is open for trading.  Debt securities are valued by independent pricing services approved by, or at the direction of, the Board.  If the pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system.  Fixed income securities with a remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, unless it is determined that such price does not approximate market value.  Forward foreign currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE.  Futures contracts traded on a liquid exchange are valued at the settlement price.  If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange.  Options traded on an exchange are valued at the last traded price as of the close of business on the local exchange.  If the last trade is determined to not be representative of fair value, exchange traded options are valued at the last bid.  Centrally cleared swap agreements, listed on a multilateral or trade facility platform, such as a registered exchange, are valued by the respective exchange.  The exchange determines a daily settlement price via pricing models which use, as appropriate, its members’ actionable levels across complete term structures along with external third party prices for centrally cleared credit default swaps and underlying rates including overnight index swap rates and forward interest rates for centrally cleared interest rate swaps.  Over the counter (“OTC”) derivatives, including options and swap agreements, are generally valued by approved pricing services.  If the pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs.  Pricing services utilized to value debt and derivative securities may use various pricing techniques which take into account appropriate factors such as yield, credit quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings, broker quotes and other relevant data.

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Investment Portfolio

March 31, 2013

Market quotations may not be readily available for certain debt and derivative investments.  If market quotations are not readily available or if it is determined that a quotation of an investment does not represent market value, then the investment is valued at a “fair value” as determined in good faith using procedures approved by the Board.  Although there can be no assurance, in general, the fair value of a security is the amount the owner of such security might reasonably expect to receive upon its current sale.  Situations that may require a security to be fair valued may include instances where a security is thinly traded or restricted as to resale.  In addition, securities may be fair valued based on the occurrence of a significant event.  Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults.  Alternatively, significant events may affect an entire market, such as natural disasters or government actions.  Securities are fair valued based on observable and unobservable inputs including the Administrator’s own assumptions in determining fair value.  Under the procedures approved by the Board, the Administrator may rely on independent pricing services or other sources, including the Fund’s Adviser, to assist in determining the fair value of a security.  Factors considered to determine fair value include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data.  The value of an investment for purposes of calculating the Fund’s net asset value (“NAV”) can differ depending on the source and method used to determine the value.

Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASC”) Topic 820, “Fair Value Measurements and Disclosure” - This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of the Fund’s investments under FASB ASC Topic 820 guidance.  The inputs are summarized into three broad categories.

Level 1 includes valuations based on unadjusted quoted prices of identical securities in active markets, including valuations for securities listed on an exchange.

Level 2 includes valuations determined from significant direct or indirect observable inputs.  Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations of vendor evaluated debt instruments, broker quotes in active markets, securities valued at amortized cost, centrally cleared swap agreements, modeled OTC derivatives contracts and swap agreements valued by pricing services.

Level 3 includes valuations determined from significant unobservable inputs including the Administrator’s own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features or maturity; or industry specific inputs such as trading activity of similar markets or securities, changes in the security’s underlying index or comparable securities’ models.  Level 3 valuations include certain single source quotes received from brokers (either directly or through a vendor), securities restricted to resale due to market events, newly issued or investments for which reliable quotes are not available.

To assess the continuing appropriateness of security valuation, the Administrator regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the Administrator challenges the prices exceeding tolerance levels with the pricing service or broker.  To verify Level 3 unobservable inputs, the Administrator uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Investment Portfolio

March 31, 2013

The following table summarizes the Fund’s investments in securities and other financial instruments as of March 31, 2013 by valuation level.

	Assets - Investments in Securities
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$106,855,898	$—	$106,855,898
Non-U.S. Government ABS	—	14,780,657	—	14,780,657
Government and Agency Obligations	—	66,910,477	—	66,910,477
Purchased Options	—	179,230	—	179,230
Short Term Investments	—	2,688,957	—	2,688,957
Fund Total	$—	$191,415,219	$—	$191,415,219

	Liabilities - Investments in Securities
	Level 1	Level 2	Level 3	Total
Government and Agency Obligations	$—	$(27,810,938)	$—	$(27,810,938)
Fund Total	$—	$(27,810,938)	$—	$(27,810,938)

	Assets - Other Financial Instruments*
	Level 1	Level 2	Level 3	Total
Futures Contracts	$19,795	$—	$—	$19,795
Forward Foreign Currency Contracts	—	445,673	—	445,673
OTC Interest Rate Swap Agreements	—	418,109	—	418,109
OTC Credit Default Swap Agreements	—	573,117	—	573,117
Centrally Cleared Credit Default Swap Agreements	—	498,109	—	498,109
Fund Total	$19,795	$1,935,008	$—	$1,954,803

	Liabilities - Other Financial Instruments*
	Level 1	Level 2	Level 3	Total
Written Options	$—	$(184,844)	$—	$(184,844)
Forward Foreign Currency Contracts	—	(193,258)	—	(193,258)
OTC Interest Rate Swap Agreements	—	(303,033)	—	(303,033)
Centrally Cleared Interest Rate Swap Agreements	—	(56,557)	—	(56,557)
Credit Default Swap Agreements	—	(12,670)	—	(12,670)
Fund Total	$—	$(750,362)	$—	$(750,362)

* Investments in other financial instruments are derivative instruments not reflected in the Investment Portfolio and include written options, futures contracts, forward foreign currency contracts, and swap agreements. All derivatives are reflected at the unrealized appreciation/(depreciation) on the instrument, except for written options which are reflected at value.

The Fund recognizes transfers between levels as of the beginning of the period.  There were no significant transfers into or out of Level 1, 2 or 3 during the period. There were no Level 3 valuations for which significant unobservable valuation inputs were developed at March 31, 2013.

FASB ASC Topic 815, “Derivatives and Hedging”.  This standard includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit-related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses and volume of activity for derivative instruments.  Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, equity price, interest rate and foreign currency exchange rate risk.  The objectives, strategies and underlying risks for each instrument are discussed in the following paragraphs.

Futures Contracts.  The Fund may be subject to interest rate risk in the normal course of pursuing its investment objective.  The Fund entered into futures contracts to manage exposure to or hedge changes in interest rates, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.  A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date.  Upon entering into a futures contract, the Fund is

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Investment Portfolio

March 31, 2013

required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin”.  The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts.  Such receipts or payments, known as the “variation margin”, are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.  The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market.  With futures, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Schedule of Open Futures Contracts

	Contracts Long/ (Short)	Unrealized Appreciation/ (Depreciation)
3-Month Euro Euribor Interest Rate Future, Expiration September 2014	1	$4,785
3-Month Euro Euribor Interest Rate Future, Expiration December 2014	1	1,167
3-Month Euro Euribor Interest Rate Future, Expiration March 2015	70	12,420
3-Month Euro Euribor Interest Rate Future, Expiration June 2015	1	1,423
		$19,795

Forward Foreign Currency Contracts.  The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective.  The Fund entered into forward foreign currency contracts to minimize foreign currency risk on portfolio securities denominated in foreign currencies and as part of its overall investment strategy.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a fixed rate of currency exchange that can be achieved in the future.  The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates.  Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts.  Upon settlement, delivery or receipt of the currency, a realized gain or loss is recorded, which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Fund.  Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase.  Additionally, the Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the value of the currency changes unfavorably to the offsetting currency.

Schedule of Open Forward Foreign Currency Contracts

Counterparty	Currency Purchased/Sold	Settlement Date	Notional Amount		Currency Value	Unrealized Gain/(Loss)
BCL	BRL/USD	04/02/2013	BRL	3,819,909	$1,890,342	$38,714
GSC	BRL/USD	04/02/2013	BRL	914,020	452,317	(7,683)
BCL	BRL/USD	06/04/2013	BRL	3,206,095	1,575,185	(44,300)
BCL	CAD/USD	06/20/2013	CAD	989,000	971,814	9,958
BCL	CNY/USD	08/05/2013	CNY	1,741,964	278,412	(2,053)
BCL	EUR/USD	06/17/2013	EUR	693,000	888,810	(9,127)
BCL	KRW/USD	05/24/2013	KRW	511,260,000	458,162	(12,178)
GSC	MXN/USD	04/03/2013	MXN	5,097,000	412,625	12,625
BCL	MXN/USD	04/03/2013	MXN	6,659,354	539,105	19,104
BCL	MXN/USD	04/03/2013	MXN	7,081,189	573,254	37,003
BCL	MXN/USD	06/27/2013	MXN	18,837,542	1,512,844	1,609
BCL	NOK/USD	05/15/2013	NOK	2,906,000	496,690	(29,969)

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Investment Portfolio

March 31, 2013

Counterparty	Currency Purchased/Sold	Settlement Date	Notional Amount		Currency Value	Unrealized Gain/(Loss)
BCL	RUB/USD	04/30/2013	RUB	14,911,200	$477,138	$(2,862)
BCL	SGD/USD	04/15/2013	SGD	1,128,477	909,831	(10,012)
BCL	USD/AUD	05/02/2013	AUD	(1,568,000)	(1,628,888)	(23,358)
GSC	USD/AUD	05/02/2013	AUD	(50,000)	(51,942)	(95)
GSC	USD/BRL	04/02/2013	BRL	(1,527,834)	(756,073)	13,927
BCL	USD/BRL	04/02/2013	BRL	(3,206,095)	(1,586,586)	45,014
GSC	USD/CNY	08/05/2013	CNY	(701,949)	(112,190)	(397)
BCL	USD/CNY	08/05/2013	CNY	(96,440)	(15,414)	(429)
BCL	USD/CNY	08/05/2013	CNY	(943,575)	(150,808)	(4,199)
BCL	USD/EUR	06/17/2013	EUR	(11,725,000)	(15,037,951)	169,667
BCL	USD/EUR	06/17/2013	EUR	(698,000)	(895,223)	2,852
BCL	USD/GBP	06/12/2013	GBP	(1,370,000)	(2,080,856)	(19,965)
BCL	USD/GBP	06/12/2013	GBP	(590,000)	(896,135)	(17,477)
BCL	USD/JPY	04/17/2013	JPY	(79,438,000)	(843,955)	48,500
BCL	USD/JPY	04/17/2013	JPY	(91,626,000)	(973,442)	45,782
BCL	USD/JPY	04/17/2013	JPY	(10,196,000)	(108,323)	742
BCL	USD/JPY	04/17/2013	JPY	(2,021,000)	(21,471)	175
BCL	USD/JPY	04/17/2013	JPY	(46,574,000)	(494,806)	(9,106)
BCL	USD/JPY	04/17/2013	JPY	(1,884,000)	(20,016)	(47)
					$(14,237,550)	$252,415

Options Contracts.  The Fund may be subject to interest rate risk in the normal course of pursuing its investment objective.  During the period, the Fund purchased and sold (“wrote”) option contracts to manage exposure to or hedge changes in interest rates.

An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option.  When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss.  Purchasing call options tends to increase the Fund’s exposure to the underlying instrument.  Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument.  The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract.  When the Fund writes a call or put option, the premium received by the Fund is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss.  Writing call options tends to decrease the Fund’s exposure to the underlying instrument.  Writing put options tends to increase the Fund’s exposure to the underlying instrument.  The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in the Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value.  There is also the risk the Fund may not be able to enter into a closing transaction if the market is illiquid.  Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

The Fund may also buy and sell (“write”) call and put options on futures, currencies and swaps agreements (“swaptions”).  Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.  Swaptions are illiquid investments.

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Investment Portfolio

March 31, 2013

Options contracts involve, to varying degrees, risk of loss in excess of the premium paid or received recorded by the Fund. The primary risks associated with the use of option contracts on futures contracts involve similar risks to trading in the underlying futures contracts, including the imperfect correlation between the change in value of the securities held by the Fund and the prices of the underlying futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market.  Option contracts entered into by the Fund during the period were traded on public markets that are regulated by the U.S. Commodity Futures Trading Commission (“CFTC”).  Similar to futures contracts, there is minimal counterparty risk to the Fund since the options on futures contracts traded by the Fund were exchange traded and the exchange’s clearing house, as counterparty to all exchange traded options, guarantees the options contracts against default.

Schedule of Written Options

	Expiration Date	Exercise Price	Contracts	Value
Interest Rate Call Swaption, 3 Month LIBOR versus 1.80% fixed, GSB	07/29/2013	N/A	14	$(5,124)
Interest Rate Call Swaption, 6 Month Euribor versus 0.40% fixed, BBP	03/14/2014	N/A	50	(9,086)
Interest Rate Put Swaption, 3 Month LIBOR versus 1.30% fixed, BBP	04/29/2013	N/A	5	(38)
Interest Rate Put Swaption, 3 Month LIBOR versus 2.50% fixed, BCL	09/21/2015	N/A	92	(154,861)
Interest Rate Put Swaption, 3 Month LIBOR versus 2.65% fixed, GSB	07/29/2013	N/A	14	(3,328)
Interest Rate Put Swaption, 6 Month Euribor versus 0.40% fixed, BBP	03/14/2014	N/A	50	(9,980)
Interest Rate Put Swaption, 6 Month Euribor versus 0.40% fixed, GSB	03/12/2014	N/A	5	(998)
Interest Rate Put Swaption, 6 Month Euribor versus 0.40% fixed, GSB	03/12/2014	N/A	5	(919)
Interest Rate Put Swaption, 6 Month Euribor versus 0.85% fixed, BBP	07/24/2013	N/A	16	(15)
Interest Rate Put Swaption, 6 Month Euribor versus 1.15% fixed, BBP	07/24/2013	N/A	8	(130)
Interest Rate Put Swaption, 6 Month Euribor versus 1.70% fixed, BBP	07/24/2013	N/A	10	(365)
				$(184,844)

Summary of Written Options

	Contracts	Premiums
Options outstanding at December 31, 2012	92	$167,535
Options written during the period	177	47,069
Options closed during the period	—	—
Options expired during the period	—	—
Options outstanding at March 31, 2013	269	$214,604

Swap Agreements.  Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.  Swap agreements are privately negotiated in the OTC market (“OTC swaps”) or may be executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”).  OTC swaps are typically illiquid investments.  In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default, bankruptcy or insolvency.

Swap agreements are marked-to-market daily and change in value is recorded by the Fund as an unrealized gain or loss.  For OTC swaps, premiums paid or received at the beginning of the measurement period are recorded as an asset or liability by the Fund and represent payments made or received upon entering into the OTC swap to compensate for differences between the stated terms of the OTC swap and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate.  These upfront payments are recorded as a realized gain or loss upon termination or maturity of the OTC swap.  For centrally cleared swaps, daily changes in the valuation of the centrally cleared swap are recorded as a receivable or payable, as appropriate, and received from or paid to the DCO on a daily basis until the contracts are terminated at which time a realized gain or loss is recorded.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss.  Net periodic payments received or paid by the Fund are included as part of realized gain or loss.

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Investment Portfolio

March 31, 2013

If the Fund transacts in OTC swaps, it is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements (“ISDA Master Agreements”) with select counterparties.  The ISDA Master Agreements govern transactions in OTC derivatives, including swap agreements and forward foreign currency contracts, and maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.  Any election to early termination could be material to the financial statements.  The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC swap.

If the Fund transacts in centrally cleared swaps, they are a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM acts as agent in the execution of the centrally cleared swap with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO.  Upon entering into a centrally cleared swap, the Fund is required to deposit with the DCO an amount of cash or cash equivalent equal to a certain percentage of the centrally cleared swap known as the “initial margin”.  The Fund receives from or pays the DCO an amount of cash equal to the daily fluctuation in the value of the centrally cleared swap known as the “variation margin”.  The use of centrally cleared swaps may require the Fund to commit more initial and variation margin than the Fund would otherwise commit under an OTC swap.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the unrealized gain or loss recorded by a Fund.  Such risks include that there is no liquid market for OTC swaps, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement and that there may be unfavorable changes in interest rates or value of underlying securities.  The credit risk associated with certain contracts is mitigated by master netting arrangements between the Fund and the counterparty and by posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.  A Fund’s overall exposure to credit risk subject to master netting arrangements, which can change substantially within a short period, as it is affected by each transaction subject to the arrangement.  Counterparty risk is reduced for centrally cleared swaps in that the Fund has no direct exposure to the counterparty and the DCO has broad powers to provide an orderly liquidation in the event of a default.  Centrally cleared swaps involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Interest Rate Swap Agreements.  The Fund may be subject to interest rate risk in the normal course of pursuing its investment objective.  The Fund entered into interest rate swap agreements to manage duration, to manage interest rate and yield curve exposure and as a substitute for investment in physical securities.  Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.  Interest rate swap agreements that the Fund entered into include fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark and floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate.

The Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive.  For OTC swaps, this risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.  For centrally cleared swaps, this risk is mitigated by shifting exposure from the counterparty to the DCO.

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Investment Portfolio

March 31, 2013

Schedule of Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Paying Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Unrealized Appreciation / (Depreciation)
Over the Counter Interest Rate Swap Agreements
BCL	3-Month South African Johannesburg Interbank Rate	Paying	6.00%	03/20/2018	ZAR	8,700,000	$218
BCL	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	6,000,000	11,399
BCL	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	12,900,000	25,027
BCL	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	22,000,000	38,261
BCL	Mexican Interbank Rate	Paying	6.65%	06/02/2021	MXN	2,000,000	12,415
BCL	Mexican Interbank Rate	Paying	6.65%	06/02/2021	MXN	3,000,000	19,062
GSC	3-Month South African Johannesburg Interbank Rate	Paying	6.00%	09/19/2017	ZAR	9,000,000	(3,999)
GSC	Brazil Interbank Rate	Paying	8.30%	01/02/2017	BRL	1,400,000	(12,770)
GSC	Brazil Interbank Rate	Paying	8.30%	01/02/2017	BRL	27,000,000	(259,376)
GSC	Brazil Interbank Rate	Paying	8.72%	01/02/2017	BRL	7,600,000	(26,888)
GSC	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	118,000,000	282,169
GSC	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	3,600,000	8,533
GSC	Mexican Interbank Rate	Paying	5.25%	09/06/2019	MXN	18,800,000	21,025
							$115,076
Centrally Cleared Interest Rate Swap Agreements
N/A	British Bankers’ Association Yen LIBOR	Paying	1.00%	09/18/2023	JPY	170,000,000	$(33,457)
N/A	6-Month Australian Bank Bill Short Term Rate	Paying	4.00%	03/15/2023	AUD	3,800,000	(23,100)
							$(56,557)

(1)Notional amount is stated in USD unless otherwise noted.

Credit Default Swap Agreements.  The Fund may be subject to credit risk in the normal course of pursuing its investment objective.  The Fund used credit default swap agreements on corporate issues, sovereign issues and indices to manage credit exposure and in combination with cash bonds exposure (1) to take advantage of spread variances between cash bonds and the credit default swap agreement or (2) to hedge the underlying exposure to the cash bonds.  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index.  A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, restructuring, write-down, principal shortfall or interest shortfall.

As a seller of protection, the Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event.  As a seller, the Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either pay to the buyer of protection an amount equal to the notional amount of the credit default swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or pay a net settlement amount in the form of cash or securities equal to the notional amount of the credit default swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Fund will either receive from the seller of protection an amount equal to the notional amount of the credit default swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or receive a net settlement amount in the form of cash or securities equal to the notional amount of the credit default swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations.  When a

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Investment Portfolio

March 31, 2013

credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

The Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of an issuer (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation.  The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

The Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality.  A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market.  These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector.  Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities.  These components can be determined based upon various credit ratings within each sector.  Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates.  An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index.  The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, the Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement.  For OTC swaps, this risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by obtaining collateral from the counterparty to cover the Fund’s exposure to the counterparty.  For centrally cleared swaps, this risk is mitigated by shifting exposure from the counterparty to the DCO.  The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.  Notional amounts of all credit default swap agreements outstanding, at March 31, 2013, for which the Fund is a seller of protection, are disclosed in the table below.  These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread(3)	Fixed Rate(6)	Expiration Date	Notional Amount(1),(5)	Value(4)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements - sell protection(2)
BCL	Anadarko Petroleum Corp., 1.00%, 06/20/17	0.88%	1.00%	06/20/2017	$(100,000)	$480	$3,437
GSC	Arcelormittal, 6.13%, 06/01/18	2.49%	1.00%	03/20/2016	(450,000)	(19,180)	(8,378)
GSC	Canadian Natural Resources Ltd., 6.25%, 03/15/38	0.41%	1.00%	12/20/2015	(500,000)	8,066	7,254
BCL	CDX.NA.IG.17	N/A	1.00%	12/20/2016	(300,000)	4,407	3,467
GSC	CDX.NA.IG.17	N/A	1.00%	12/20/2016	(300,000)	4,407	3,740
BCL	CDX.NA.IG.18	N/A	1.00%	06/20/2017	(1,400,000)	17,548	13,350
BOA	CDX.NA.IG.18	N/A	1.00%	06/20/2017	(1,600,000)	20,055	11,687
GSC	CDX.NA.IG.18	N/A	1.00%	06/20/2017	(4,100,000)	51,392	67,981
BCL	Federative Republic of Brazil, 12.25%, 03/06/30	1.02%	1.00%	06/20/2016	(2,400,000)	(1,525)	4,503
GSC	Federative Republic of Brazil, 12.25%, 03/06/30	1.24%	1.00%	09/20/2017	(1,400,000)	(14,726)	13,711
GSC	Finmeccanica Finance S.A., 5.75%, 12/12/18	3.94%	5.00%	03/20/2018	(256,371)	12,004	(4,292)
GSC	Forest Oil Corp., 7.25%, 06/15/19	5.00%	5.00%	06/20/2017	(1,000,000)	38	24,179

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Investment Portfolio

March 31, 2013

Counterparty	Reference Obligation	Implied Credit Spread(3)	Fixed Rate(6)	Expiration Date	Notional Amount(1),(5)	Value(4)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements (continued)
Credit default swap agreements - sell protection(2) (continued)
GSC	Gazprom International BV, 5.63%, 07/22/13	1.91%	1.00%	03/20/2017	$(2,000,000)	$(69,816)	$69,015
BCL	Metlife Inc., 4.75%, 02/08/21	1.12%	1.00%	12/20/2017	(300,000)	(1,687)	10,020
GSC	NRG Energy Inc., 5.00%, 06/20/17	2.86%	5.00%	06/20/2017	(600,000)	51,022	82,282
GSC	NRG Energy Inc., 8.50%, 06/15/19	2.86%	5.00%	06/20/2017	(1,000,000)	85,036	147,705
GSC	NRG Energy Inc., 8.50%, 06/15/19	2.69%	5.00%	03/20/2017	(200,000)	17,472	29,810
BCL	Petrobas International Finance Co., 8.38%, 12/10/18	1.00%	1.00%	03/20/2014	(250,000)	(1)	683
BCL	Prudential Financial Inc., 4.50%, 07/15/13	1.19%	1.00%	12/20/2017	(400,000)	(3,558)	8,102
GSC	Russian Federation, 7.50%, 03/31/30	1.44%	1.00%	09/20/2017	(700,000)	(13,211)	23,191
BCL	United Mexican States, 7.50%, 04/08/33	0.62%	1.00%	06/20/2016	(1,200,000)	14,635	14,317
GSC	United Mexican States, 5.95%, 03/19/19	0.84%	1.00%	09/20/2017	(1,600,000)	11,266	34,683
					$(22,056,371)	$174,124	$560,447

Centrally Cleared Credit Default Swap Agreements
Credit default swap agreements - sell protection2
N/A	CDX.NA.IG.19	N/A	1.00%	12/20/2017	$(72,100,000)	$(609,773)	$498,108
					$(72,100,000)	$(609,773)	$498,108

(1)Notional amount is stated in USD.

(2)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(3)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(4)The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(6)If the Fund is a seller of protection, the Fund receives the fixed rate.

Reverse Repurchase Agreements.  At March 31, 2013, the following reverse repurchase agreement was outstanding:

Repurchase Amount	Counterparty	Interest Rate	Maturity Date

$1,942,750	DUB	0.22%	04/02/2013

Income Tax Information.  At March 31, 2013, the aggregate cost of investment securities for income tax purposes was $183,144,399.  Net unrealized appreciation aggregated to $294,694, of which $5,631,638 related to appreciated investment securities and $5,336,944 related to depreciated investment securities.

For additional information on the Fund’s policies regarding investments and other significant accounting matters, please refer to the Fund’s most recent annual or semi-annual report.

Item 2.  Controls and Procedures.

(a)                                 The President/Principal Executive Officer and the Treasurer/Principal Financial Officer of the registrant have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within ninety (90) days of the filing date of this report on Form N-Q, that such controls and procedures are effective and that the design and operation of such procedures ensures that information required to be disclosed by the registrant in this report on Form N-Q is recorded, processed, summarized, and reported within the time periods specified in the U.S. Securities and Exchange Commission’s rules and forms.

(b)                                 There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Montgomery Street Income Securities, Inc.

By:	/s/ Mark D. Nerud
Mark D. Nerud
President and Principal Executive Officer

Date:	May 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
President and Principal Executive Officer

Date:	May 28, 2013

By:	/s/ Daniel W. Koors
Daniel W. Koors
Treasurer and Principal Financial Officer

Date:	May 28, 2013

Exhibit List

Exhibit 3(a):                            Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.

Exhibit 3(b):                            Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.